EXHIBIT 99.1

        The following certification is provided by the undersigned Chief Executive Officer of Saxon Capital, Inc. on the basis of such officer’s knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

CERTIFICATION

        In connection with the Quarterly Report of Saxon Capital, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on November 14, 2002 (the “Report”), I, Michael L. Sawyer, as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934,
                     as amended; and

            (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael L. Sawyer

Michael L. Sawyer
Chief Executive Officer
November 14, 2002